Exhibit 99.1

Unless otherwise noted, all statistical percentages or weighted averages set forth below are measured as a percentage of the aggregate Principal Balance of the Initial Mortgage Loans in the related Loan Group or in the Mortgage Pool as of the Cut-off Date and the Subsequent Mortgage Loans in the related Loan Group or in the Mortgage Pool as of the Subsequent Cut-off Date.

The Mortgage Loans consist of approximately 9,803 Mortgage Loans with a Cut-off Date Principal Balance of approximately $1,786,052,187.

All of the Mortgage Loans will be secured by mortgages or deeds of trust or other similar security instruments (each, a “Mortgage”). The Mortgages create first and second liens on one- to four-family residential properties consisting of attached or detached one- to four-family dwelling units, manufactured housing units, townhouses, planned unit developments and individual condominium units (each, a “Mortgaged Property”).

Each Mortgage Loan will accrue interest at the adjustable-rate or fixed-rate calculated as specified under the terms of the related mortgage note (each such rate, a “Mortgage Rate”). Approximately 83.14% of the Mortgage Loans are Adjustable-Rate Mortgage Loans (the “Adjustable-Rate Mortgage Loans”) and approximately 16.86% of the Mortgage Loans are fixed-rate Mortgage Loans (the “Fixed-Rate Mortgage Loans”).

Each fixed-rate Mortgage Loan has a Mortgage Rate that is fixed for the life of such Mortgage Loan.

Substantially all of the adjustable-rate Mortgage Loans accrue interest at a Mortgage Rate that is adjustable following an initial period of two years, three years or five years following origination. Generally, the adjustable-rate Mortgage Loans provide for semi-annual adjustment to the Mortgage Rate thereon and for corresponding adjustments to the monthly payment amount due thereon, in each case on each adjustment date applicable thereto (each such date, an “Adjustment Date”); provided, that (i) approximately 91.88% of the Adjustable-Rate Mortgage Loans (by aggregate Principal Balance of the Adjustable-Rate Mortgage Loans as of the Cut-off Date), will not occur until two years after the date of origination, (ii) the first adjustment of the rates for approximately 7.76% of the Adjustable-Rate Mortgage Loans (by aggregate Principal Balance of the Adjustable-Rate Mortgage Loans as of the Cut-off Date), will not occur until three years after the date of origination and (iii) the first adjustment of the rates for approximately 0.35% of the Adjustable-Rate Mortgage Loans (by aggregate Principal Balance of the Adjustable-Rate Mortgage Loans as of the Cut-off Date), will not occur until five years after the date of origination. The Mortgage Rate on any adjustable-rate Mortgage Loan will not decrease on the first related Adjustment Date, will not increase by more than a stated percentage (up to 1.500% per annum, as specified in the related mortgage note) on the first related Adjustment Date (the “Initial Periodic Rate Cap”) and will not increase or decrease by more than a stated percentage (up to 1.500% per annum, as specified in the related mortgage note) on any Adjustment Date thereafter (the “Periodic Rate Cap”). The Adjustable-Rate Mortgage Loans have a weighted average Initial Periodic Rate Cap of approximately 1.498% per annum and a weighted average Periodic Rate Cap of approximately 1.498% per annum thereafter. Each Mortgage Rate on each adjustable-rate Mortgage Loan will not exceed a specified maximum Mortgage Rate over the life of such Mortgage Loan (the “Maximum Mortgage Rate”) or be less than a specified minimum Mortgage Rate over the life of such Mortgage Loan (the “Minimum Mortgage Rate”). Effective with the first monthly payment due on each adjustable-rate Mortgage Loan after each related Adjustment Date, the monthly payment amount will be adjusted to an amount that will amortize fully the outstanding Principal Balance of the related adjustable-rate Mortgage Loan over its remaining term, and pay interest at the Mortgage Rate as so adjusted. Due to the application of the Periodic Rate Caps and the Maximum Mortgage Rates, the Mortgage Rate on each adjustable-rate Mortgage Loan, as adjusted on any related Adjustment Date, may be less than the sum of the Index and the related Gross Margin, rounded as described in this prospectus supplement. None of the adjustable-rate Mortgage Loans will permit the related mortgagor to convert the adjustable Mortgage Rate thereon to a fixed Mortgage Rate.

Approximately 20.18% of the Mortgage Loans (the “Interest Only Mortgage Loans”) provide that for a period of two years, three years or five years after origination, the required monthly payments are limited to accrued interest (each, an “Interest Only Period”). At the end of the Interest Only Period, the monthly payments on each such Mortgage Loan will be recalculated to provide for amortization of the Principal Balance by the maturity date and payment of interest at the then-current Mortgage Rate.

Approximately 77.33% of the Mortgage Loans provide for payment by the mortgagor of a prepayment charge in limited circumstances on certain prepayments. Generally, each such Mortgage Loan provides for payment of a prepayment charge on partial prepayments and prepayments in full made within a stated number of months that is between 12 and 36 months from the date of origination of such Mortgage Loan. The amount of the prepayment charge is provided in the related mortgage note and with respect to approximately 83.75% of the Mortgage Loans that have a prepayment charge, the prepayment charge is equal to six months' interest on any amounts prepaid in excess of 80% of the original Principal Balance of the related Mortgage Loan in any 12 month period. The holders of the Class P Certificates will be entitled to all prepayment charges received on the Mortgage Loans, and such amounts will not be available for distribution on the other classes of Certificates. Under certain circumstances, as described in the Pooling Agreement, the Servicer may waive the payment of any otherwise applicable prepayment charge. Investors should conduct their own analysis of the effect, if any, that the prepayment charges, and decisions by the Servicer with respect to the waiver thereof, may have on the prepayment performance of the Mortgage Loans. As of July 1, 2003, the Alternative Mortgage Parity Act of 1982 (the “Parity Act”), which regulates the ability of some originators to impose prepayment charges, was amended. The Depositor makes no representations as to the effect that the prepayment charges, decisions by the Servicer with respect to the waiver thereof and the recent amendment of the Parity Act, may have on the prepayment performance of the Mortgage Loans. However, the Office of Thrift Supervision's ruling does not retroactively affect loans originated before July 1, 2003. See “Material Legal Aspects of Mortgage Loans—Prepayment Charge; Late Fees” in the prospectus.

Mortgage Loan Statistics for all Mortgage Loans

The following statistical information, unless otherwise specified, is based upon percentages of the Principal Balances of the Mortgage Loans as of the Cut-off Date or Subsequent Cut-off Date, as applicable.

Approximately 0.84% of the Mortgage Loans had loan-to-value ratios at origination in excess of 95.00%. No Mortgage Loan had a loan-to-value ratio at origination in excess of 100.00%. The weighted average loan-to-value ratio of the Mortgage Loans at origination was approximately 78.66%. There can be no assurance that the loan-to-value ratio of any Mortgage Loan determined at any time after origination is less than or equal to its original loan-to-value ratio. Additionally, the Originator's determination of the value of a Mortgaged Property used in the calculation of the original loan-to-value ratios of the Mortgage Loans may differ from the appraised value of such Mortgaged Property or the actual value of such Mortgaged Property at origination. See “Risk Factors—High Loan-to-Value Ratios Increase Risk of Loss.”

Substantially all of the Mortgage Loans have a scheduled payment due each month (the “Due Date”) on the first day of the month.

The weighted average remaining term to maturity of the Mortgage Loans was approximately 356 months as of the Cut-off Date. None of the Mortgage Loans had a first Due Date prior to January 1, 2005 or after July 1, 2005, or has a remaining term to maturity of less than 118 months or greater than 360 months as of the Cut-off Date. The latest maturity date of any Mortgage Loan is June 1, 2035.

The average Principal Balance of the Mortgage Loans at origination was approximately $182,342. The average Cut-off Date Principal Balance of the Mortgage Loans was approximately $182,194. No Mortgage Loan had a Cut-off Date Principal Balance of greater than approximately $773,751 or less than approximately $19,094.

As of the Cut-off Date, the Mortgage Loans had Mortgage Rates of not less than 4.990% per annum and not more than 12.700% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 7.198% per annum. As of the Cut-off Date, the Adjustable-Rate Mortgage Loans had Gross Margins ranging from 1.000% per annum to 8.550% per annum, Minimum Mortgage Rates ranging from 1.000% per annum to 8.550% per annum and Maximum Mortgage Rates ranging from 11.500% per annum to 19.650% per annum. As of the Cut-off Date, the weighted average Gross Margin of the Adjustable-Rate Mortgage Loans was approximately 5.713% per annum, the weighted average Minimum Mortgage Rate of the Adjustable-Rate Mortgage Loans was approximately 5.713% per annum and the weighted average Maximum Mortgage Rate of the Adjustable-Rate Mortgage Loans was approximately 14.162% per annum. The latest next Adjustment Date following the Cut-off Date on any Adjustable-Rate Mortgage Loan occurs in June 1, 2010 and the weighted average time until the next Adjustment Date for all of the Adjustable-Rate Mortgage Loans is approximately 24 months.

The Mortgage Loans are expected to have the following characteristics as of the Cut-off Date or Subsequent Cut-off Date, as applicable (the sum in any column may not equal the total indicated due to rounding):

Cut-off Date Principal Balances of the Mortgage Loans(1)

Principal Balance ($)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
0.01 - 25,000.00	42	$ 931,405.45	0.05%
25,000.01 - 50,000.00	381	14,918,353.82	0.84
50,000.01 - 75,000.00	1,080	67,550,585.50	3.78
75,000.01 - 100,000.00	1,210	106,488,634.67	5.96
100,000.01 - 125,000.00	1,124	126,714,870.71	7.09
125,000.01 - 150,000.00	1,053	144,627,787.75	8.10
150,000.01 - 175,000.00	828	134,233,405.10	7.52
175,000.01 - 200,000.00	711	133,511,816.69	7.48
200,000.01 - 225,000.00	544	115,558,874.41	6.47
225,000.01 - 250,000.00	460	109,642,543.81	6.14
250,000.01 - 275,000.00	461	120,905,080.19	6.77
275,000.01 - 300,000.00	396	113,903,104.35	6.38
300,000.01 - 333,700.00	389	123,211,419.11	6.90
333,700.01 - 350,000.00	174	59,558,379.04	3.33
350,000.01 - 500,000.00	797	327,109,869.06	18.31
500,000.01 - 600,000.00	125	68,799,633.30	3.85
600,000.01 - 700,000.00	23	14,722,504.36	0.82
700,000.01 - 800,000.00	5	3,663,920.16	0.21
Total	9,803	$ 1,786,052,187.48	100.00%

___________________

(1)The average Cut-off Date Principal Balance of the Mortgage Loans was approximately $182,194.

Credit Scores for the Mortgage Loans(1)

Credit Score	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
500- 525	858	$ 131,628,509.48	7.37%
526- 550	886	144,167,632.31	8.07
551- 575	1,169	198,760,092.91	11.13
576- 600	1,440	249,559,875.48	13.97
601- 625	1,411	255,639,833.80	14.31
626- 650	1,528	286,889,017.98	16.06
651- 675	1,129	218,927,119.48	12.26
676- 700	650	145,243,522.31	8.13
701- 725	356	77,360,717.04	4.33
726- 750	200	41,609,941.08	2.33
751- 775	118	25,102,396.08	1.41
776- 800	48	9,421,164.90	0.53
801- 825	9	1,543,511.98	0.09
Not Available	1	198,852.65	0.01
Total	9,803	$ 1,786,052,187.48	100.00%

___________________

(1)The weighted average credit score of the Mortgage Loans that had credit scores was approximately 617.

Original Terms to Maturity of the Mortgage Loans(1)

Original Term (months)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
060- 180	157	$ 14,623,961.16	0.82%
181- 240	194	18,660,843.64	1.04
241- 360	9,452	1,752,767,382.68	98.14
Total	9,803	$ 1,786,052,187.48	100.00%

___________________

(1)The weighted average original term to maturity of the Mortgage Loans was approximately 357 months.

Remaining Terms to Maturity of the Mortgage Loans(1)

Remaining Term (months)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
061- 120	8	$ 664,839.60	0.04%
121- 180	149	13,959,121.56	0.78
181- 240	194	18,660,843.64	1.04
241- 300	11	1,082,496.78	0.06
301- 360	9,441	1,751,684,885.90	98.08
Total	9,803	$ 1,786,052,187.48	100.00%

___________________

(1)The weighted average remaining term to maturity of the Mortgage Loans was approximately 356 months.

Property Types of the Mortgage Loans(1)

Property Type	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
2-4 Unit	614	$ 153,234,780.66	8.58%
Condominium	622	110,476,534.81	6.19
Modular Home	3	421,251.29	0.02
One Family	7,505	1,307,581,002.63	73.21
PUD Attached	235	42,690,348.42	2.39
PUD Detached	824	171,648,269.67	9.61
Total	9,803	$ 1,786,052,187.48	100.00%

___________________

(1)PUD refers to a home or “unit” in a Planned Unit Development.

Occupancy Status of the Mortgage Loans(1)

Occupancy Status	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Investor	675	$ 111,438,333.15	6.24%
Owner Occupied	9,049	1,660,352,650.81	92.96
Second Home	79	14,261,203.52	0.80
Total	9,803	$ 1,786,052,187.48	100.00%

___________________

(1)Occupancy as represented by the mortgagor at the time of origination.

Purpose of the Mortgage Loans

Purpose	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Purchase	3,327	$ 596,256,248.76	33.38%
Refi-Cash Out	5,502	1,034,849,535.97	57.94
Refi-No Cash Out	974	154,946,402.75	8.68
Total	9,803	$ 1,786,052,187.48	100.00%

Combined Original Loan-to-Value Ratios of the Mortgage Loans(1)

Combined Original Loan-to-Value Ratio (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
0.01- 25.00	22	$ 2,502,291.90	0.14%
25.01- 30.00	23	2,438,381.19	0.14
30.01- 35.00	25	3,241,368.23	0.18
35.01- 40.00	44	5,611,244.31	0.31
40.01- 45.00	62	9,521,737.83	0.53
45.01- 50.00	110	18,088,947.49	1.01
50.01- 55.00	143	24,456,868.49	1.37
55.01- 60.00	216	37,500,983.06	2.10
60.01- 65.00	380	69,232,643.21	3.88
65.01- 70.00	528	99,741,010.76	5.58
70.01- 75.00	684	131,065,344.33	7.34
75.01- 80.00	1,514	266,900,169.75	14.94
80.01- 85.00	1,254	238,818,193.73	13.37
85.01- 90.00	1,629	330,040,169.68	18.48
90.01- 95.00	700	138,428,772.86	7.75
95.01-100.00	2,469	408,464,060.66	22.87
Total	9,803	$ 1,786,052,187.48	100.00%

___________________

(1)The weighted average combined original loan-to-value ratio of the Mortgage Loans as of the Cut-off Date was approximately 84.55%.

Geographic Distribution of the Mortgaged Properties related to the Mortgage Loans(1)

Location	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
California	2,496	$ 675,063,902.04	37.80%
Florida	1,219	182,121,548.43	10.20
New York	361	92,914,740.15	5.20
Texas	811	83,356,254.07	4.67
New Jersey	332	69,970,642.33	3.92
Illinois	289	50,881,354.15	2.85
Arizona	310	48,081,687.09	2.69
Massachusetts	198	45,273,512.61	2.53
Maryland	198	41,191,284.45	2.31
Nevada	199	39,048,970.01	2.19
Ohio	332	34,464,749.05	1.93
Virginia	170	33,394,184.10	1.87
Michigan	301	32,416,720.19	1.81
Pennsylvania	241	28,164,981.77	1.58
Washington	145	26,625,497.83	1.49
Georgia	173	23,529,412.04	1.32
Minnesota	135	23,071,481.69	1.29
Colorado	134	22,862,610.14	1.28
Hawaii	89	20,661,265.13	1.16
Connecticut	99	18,133,048.35	1.02
Other	1,571	194,824,341.86	10.91
Total	9,803	$ 1,786,052,187.48	100.00%

___________________

(1)The greatest ZIP Code geographic concentration of Mortgage Loans was approximately 0.40% in the 93550 ZIP Code.

Documentation Levels of the Mortgage Loans

Documentation Level	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Full	5,758	$ 966,351,306.83	54.11%
Limited	286	60,817,656.57	3.41
Stated	3,759	758,883,224.08	42.49
Total	9,803	$ 1,786,052,187.48	100.00%

Current Mortgage Rates of the Mortgage Loans(1)

Current Mortgage Rate (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
4.500- 4.999	16	$ 4,094,344.50	0.23%
5.000- 5.499	136	37,415,659.29	2.09
5.500- 5.999	867	213,319,773.29	11.94
6.000- 6.499	1,105	248,066,945.75	13.89
6.500- 6.999	1,940	422,342,243.37	23.65
7.000- 7.499	1,217	225,456,233.21	12.62
7.500- 7.999	1,486	267,158,734.74	14.96
8.000- 8.499	813	124,806,225.91	6.99
8.500- 8.999	843	114,079,090.79	6.39
9.000- 9.499	415	50,495,158.72	2.83
9.500- 9.999	378	37,504,657.93	2.10
10.000-10.499	212	18,651,642.97	1.04
10.500-10.999	157	10,559,718.86	0.59
11.000-11.499	105	6,228,839.78	0.35
11.500-11.999	88	5,013,511.43	0.28
12.000-12.499	21	648,759.44	0.04
12.500-12.999	4	210,647.50	0.01
Total	9,803	$ 1,786,052,187.48	100.00%

___________________

(1)The weighted average current Mortgage Rate of the Mortgage Loans as of the Cut-off Date was approximately 7.198% per annum.

Gross Margins of the Adjustable-Rate Mortgage Loans(1)

Gross Margin (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
1.000- 1.499	1	$ 87,750.00	0.01%
1.500- 1.999	1	391,500.00	0.03
2.000- 2.499	2	456,584.68	0.03
2.500- 2.999	2	533,883.06	0.04
3.000- 3.499	5	1,384,343.46	0.09
3.500- 3.999	1	144,000.00	0.01
4.000- 4.499	2	519,299.98	0.03
4.500- 4.999	2	269,156.35	0.02
5.000- 5.499	655	130,454,006.55	8.78
5.500- 5.999	5,713	1,162,226,812.27	78.27
6.000- 6.499	660	127,067,898.86	8.56
6.500- 6.999	360	56,993,473.62	3.84
7.000- 7.499	21	3,643,532.91	0.25
7.500- 7.999	1	203,840.86	0.01
8.000- 8.499	1	231,668.14	0.02
8.500- 8.999	2	365,833.15	0.02
Total	7,429	$ 1,484,973,583.89	100.00%

___________________

(1)	The weighted average Gross Margin of the Adjustable-Rate Mortgage Loans as of the Cut-off Date was approximately 5.713% per annum.

Next Rate Adjustment Date for the Adjustable-Rate Mortgage Loans(1)

Next Rate Adjustment Date	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
December 1, 2006	3	$ 559,461.49	0.04%
January 1, 2007	3	621,107.19	0.04
February 1, 2007	17	3,240,939.28	0.22
March 1, 2007	93	17,236,550.31	1.16
April 1, 2007	1,127	240,149,246.52	16.17
May 1, 2007	4,332	853,099,656.43	57.45
June 1, 2007	1,272	249,559,248.18	16.81
December 1, 2007	1	130,898.15	0.01
February 1, 2008	3	356,555.62	0.02
March 1, 2008	12	1,728,475.71	0.12
April 1, 2008	136	28,317,978.81	1.91
May 1, 2008	307	60,643,465.04	4.08
June 1, 2008	101	24,122,380.00	1.62
May 1, 2010	20	4,817,421.16	0.32
June 1, 2010	2	390,200.00	0.03
Total	7,429	$ 1,484,973,583.89	100.00%

___________________

(1)The weighted average time until the next rate Adjustment Date for the Adjustable-Rate Mortgage Loans as of the Cut-off Date was approximately 24 months.

Maximum Mortgage Rates of the Adjustable-Rate Mortgage Loans(1)

Maximum Mortgage Rate (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
11.500-11.999	19	$ 4,532,742.01	0.31%
12.000-12.499	138	37,696,367.03	2.54
12.500-12.999	619	158,861,945.83	10.7
13.000-13.499	812	197,008,651.55	13.27
13.500-13.999	1,611	367,897,845.08	24.77
14.000-14.499	1,010	194,993,468.06	13.13
14.500-14.999	1,230	232,176,669.21	15.64
15.000-15.499	686	111,691,059.55	7.52
15.500-15.999	657	95,640,515.09	6.44
16.000-16.499	323	42,654,573.38	2.87
16.500-16.999	189	24,510,638.67	1.65
17.000-17.499	72	10,170,700.04	0.68
17.500-17.999	40	4,381,654.28	0.3
18.000-18.499	11	1,704,116.72	0.11
18.500-18.999	9	857,487.49	0.06
Greater or equal to 19.000	3	195,149.90	0.01
Total	7,429	$ 1,484,973,583.89	100.00%

___________________

(1)The weighted average Maximum Mortgage Rate of the Adjustable-Rate Mortgage Loans as of the Cut-off Date was approximately 14.162% per annum.

Minimum Mortgage Rates of the Adjustable-Rate Mortgage Loans(1)

Minimum Mortgage Rate (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
1.000- 1.499	1	$ 87,750.00	0.01%
1.500- 1.999	1	391,500.00	0.03
2.000- 2.499	2	456,584.68	0.03
2.500- 2.999	2	533,883.06	0.04
3.000- 3.499	5	1,384,343.46	0.09
3.500- 3.999	1	144,000.00	0.01
4.000- 4.499	2	519,299.98	0.03
4.500- 4.999	2	269,156.35	0.02
5.000- 5.499	655	130,454,006.55	8.78
5.500- 5.999	5,713	1,162,226,812.27	78.27
6.000- 6.499	660	127,067,898.86	8.56
6.500- 6.999	360	56,993,473.62	3.84
7.000- 7.499	21	3,643,532.91	0.25
7.500- 7.999	1	203,840.86	0.01
8.000- 8.499	1	231,668.14	0.02
8.500- 8.999	2	365,833.15	0.02
Total	7,429	$ 1,484,973,583.89	100.00%

___________________

(1)The weighted average Minimum Mortgage Rate of the Adjustable-Rate Mortgage Loans as of the Cut-off Date was approximately 5.713% per annum.

Initial Periodic Rate Caps of the Adjustable-Rate Mortgage Loans(1)

Initial Periodic Rate Cap (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
1.000	31	$ 5,932,619.76	0.40%
1.500	7,398	1,479,040,964.13	99.60
Total	7,429	$ 1,484,973,583.89	100.00%

___________________

(1)Relates solely to initial rate adjustments.

Subsequent Periodic Rate Caps of the Adjustable-Rate Mortgage Loans(1)

Periodic Rate Cap (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
1.000	31	$ 5,932,619.76	0.40%
1.500	7,398	1,479,040,964.13	99.60
Total	7,429	$ 1,484,973,583.89	100.00%

___________________

(1)	Relates to all rate adjustments subsequent to initial rate adjustments.